Exhibit 10.1

LENNAR CORPORATION

2020 TARGET BONUS OPPORTUNITY

EXECUTIVE CHAIRMAN

NAME	ASSOCIATE ID#	TARGET AWARD OPPORTUNITY [1]
Stuart Miller	100003	0.73% of Lennar Corporation Pretax Income [2] after a 7.3% capital charge [3]

[1]

The 2020 Target Bonus Opportunity Program, under the 2016 Incentive Compensation Plan, is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the Executive Chairman. Factors that may cause an adjustment include, but are not limited to, a comparison of the Company’s actual results (sales, closings, starts, etc.) to budget, inventory management, corporate governance, customer satisfaction, and peer/competitor comparisons.

[2]

Pretax income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, impairment charges, and acquisition or deal costs related to the purchase or merger of a public company. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.

[3]	Capital charge is calculated as follows: Tangible Capital = Stockholders’ Equity - Intangible Assets + Homebuilding Debt.

PAYMENTS

•

The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•

100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

My participation in this 2020 Target Bonus Opportunity Program shall not entitle me to remain in the employ of the Company. My employment is at-will. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.

This document constitutes the entire agreement between the Company and me with respect to my bonus compensation and other matters stated herein; and supersedes and replaces all other agreements and negotiations, whether written or oral, pertaining to my bonus compensation or any other matter stated herein. This document may not be amended unless done so in writing and signed by all signatories to this document.

I affirm that the Alternative Dispute Resolution Policy set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Target Bonus Opportunity and 2) related to my employment.

I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The compensation awarded under this agreement is subject to clawback, reimbursement and/or cancellation pursuant to the terms of the Lennar Compensation Clawback Policy.

The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding. Receiving bonus compensation under this agreement does not indicate or suggest that I will receive, or will be entitled to, any additional bonus compensation at any time.

Signature:

Date:
	Stuart Miller Executive Chairman Lennar Corporation	Steven Gerard Chairman, Compensation Committee Lennar Corporation

LENNAR CORPORATION

2020 TARGET BONUS OPPORTUNITY

CHIEF EXECUTIVE OFFICER

NAME	ASSOCIATE ID#	TARGET AWARD OPPORTUNITY [1]
Rick Beckwitt	168230	0.63% of Lennar Corporation Pretax Income [2] after a 7.3% capital charge [3]

[1]

The 2020 Target Bonus Opportunity Program, under the 2016 Incentive Compensation Plan, is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the CEO. Factors that may cause an adjustment include, but are not limited to, a comparison of the Company’s actual results (sales, closings, starts, etc.) to budget, inventory management, corporate governance, customer satisfaction, and peer/competitor comparisons.

[2]

Pretax income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, impairment charges, and acquisition or deal costs related to the purchase or merger of a public company. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.

[3]	Capital charge is calculated as follows: Tangible Capital = Stockholders’ Equity - Intangible Assets + Homebuilding Debt.

PAYMENTS

•

The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•

100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

My participation in this 2020 Target Bonus Opportunity Program shall not entitle me to remain in the employ of the Company. My employment is at-will. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.

This document constitutes the entire agreement between the Company and me with respect to my bonus compensation and other matters stated herein; and supersedes and replaces all other agreements and negotiations, whether written or oral, pertaining to my bonus compensation or any other matter stated herein. This document may not be amended unless done so in writing and signed by all signatories to this document.

I affirm that the Alternative Dispute Resolution Policy set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Target Bonus Opportunity and 2) related to my employment.

I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The compensation awarded under this agreement is subject to clawback, reimbursement and/or cancellation pursuant to the terms of the Lennar Compensation Clawback Policy.

The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding. Receiving bonus compensation under this agreement does not indicate or suggest that I will receive, or will be entitled to, any additional bonus compensation at any time.

Signature:

Date:
	Rick Beckwitt Chief Executive Officer Lennar Corporation	Stuart Miller Executive Chairman Lennar Corporation

LENNAR CORPORATION

2020 TARGET BONUS OPPORTUNITY

PRESIDENT

NAME	ASSOCIATE ID#	TARGET AWARD OPPORTUNITY [1]
Jon Jaffe	103706	0.55% of Lennar Corporation Pretax Income [2] after a 7.3% capital charge [3]

[1]

The 2020 Target Bonus Opportunity Program, under the 2016 Incentive Compensation Plan, is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the President. Factors that may cause an adjustment include, but are not limited to, a comparison of the Company’s actual results (sales, closings, starts, etc.) to budget, inventory management, corporate governance, customer satisfaction, and peer/competitor comparisons.

[2]

Pretax income shall take into account and adjust for goodwill charges, losses or expenses on early retirement of debt, impairment charges, and acquisition or deal costs related to the purchase or merger of a public company. Pretax Income is calculated as Net Earnings attributable to Lennar plus/minus income tax expense/benefit.

[3]	Capital charge is calculated as follows: Tangible Capital = Stockholders’ Equity - Intangible Assets + Homebuilding Debt.

PAYMENTS

•

The payment of any bonus shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•

100% of the bonus payment is contingent on the recipient being employed with the Company on the applicable payment date. No bonus will be earned or paid unless the participant remains employed in good standing through such date.

My participation in this 2020 Target Bonus Opportunity Program shall not entitle me to remain in the employ of the Company. My employment is at-will. The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals.

This document constitutes the entire agreement between the Company and me with respect to my bonus compensation and other matters stated herein; and supersedes and replaces all other agreements and negotiations, whether written or oral, pertaining to my bonus compensation or any other matter stated herein. This document may not be amended unless done so in writing and signed by all signatories to this document.

I affirm that the Alternative Dispute Resolution Policy set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Target Bonus Opportunity and 2) related to my employment.

I also understand and agree that for twelve (12) months following termination of my employment with Lennar, I will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The compensation awarded under this agreement is subject to clawback, reimbursement and/or cancellation pursuant to the terms of the Lennar Compensation Clawback Policy.

The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding. Receiving bonus compensation under this agreement does not indicate or suggest that I will receive, or will be entitled to, any additional bonus compensation at any time.

Signature:

Date:
	Jon Jaffe President Lennar Corporation	Stuart Miller Executive Chairman Lennar Corporation

LENNAR CORPORATION

2020 TARGET BONUS OPPORTUNITY

CHIEF FINANCIAL OFFICER

NAME	DEPARTMENT	ASSOCIATE ID#	TARGET AWARD OPPORTUNITY [1]
Diane Bessette	Executive	100128	100% of base salary

The following are measured to determine % of target paid out:

PERFORMANCE CRITERIA [2]	PERCENT OF TARGET AWARD	PERFORMANCE LEVELS/ TARGET BONUS OPPORTUNITY
		THRESHOLD	% OF TARGET
Individual Performance — Based on annual Performance Appraisal review determined at the end of the fiscal year by current supervisor.	60%	Good Very Good Excellent	20% 40% 60%

Corporate Governance, Company Policy and Procedure Adherence, and Internal Audit Evaluation — As determined by the Corporate Governance Committee	40%	Good Very Good Excellent	10% 25% 40%

TOTAL [1]	100%

UPSIDE POTENTIAL:		2020 Outperformance Goals for Reference Below
Based on Achievement of Outperformance Goals	Up to 100% of salary

•   Be the Leader for Finance Transformation 2020 with the goal to:

•  Increase Efficiencies with Accounting Processes for Corporate, Regions and Divisions

•  Decrease Month-End Closing Timeline

•  Increase Efficiencies with Planning Process for Corporate, Regions and Divisions

•  Decrease / Automate Deliverables

•   Maximize Cash Generation and Capital Opportunities

•   Successful Strategic Transactions with Ancillary Businesses, as appropriate

[1]

The 2020 Target Bonus Opportunity is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted downward at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the associate. Factors that may cause an adjustment include, but are not limited to, a comparison of the associate’s performance to others in the program, economic or market considerations, etc.

[2]	The CEO may adjust the weightings for the performance criteria at his sole discretion.

PAYMENTS

•

The payment of any bonus earned under this Agreement shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•

Associate must be a full-time active employee of the Company in good standing on the date of payment to earn any bonus compensation under this Agreement. No bonus will be paid or earned after Associate’s employment ends (for any reason), regardless of whether termination was voluntary or involuntary.

Participation in this 2020 Target Bonus Opportunity program or receipt of any Target Bonus or other compensation, shall not entitle Associate to remain in the employ of the Company. Employment of Associate is at-will.

Associate affirms that the Alternative Dispute Resolution Policy (the “Policy”) set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Target Bonus Opportunity and 2) related to Associate’s employment. The Policy is incorporated herein in its entirety.

Associate also understands and agrees that for twelve (12) months following termination of Associate’s employment with Lennar, Associate will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The compensation awarded under this agreement is subject to clawback, reimbursement and/or cancellation pursuant to the terms of the Lennar Compensation Clawback Policy.

The Target Bonus Opportunity will be adjusted annually to be in alignment with Company goals. The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding. Receiving bonus compensation under this agreement does not indicate or suggest that Associate will receive, or will be entitled to, any additional bonus compensation at any time.

This document constitutes the entire agreement between the Company and Associate with respect to bonus compensation and other matters stated herein; and supersedes and replaces all other agreements and negotiations, whether written or oral, pertaining to bonus compensation or any other matter stated herein. This document may not be amended unless done so in writing and signed by all signatories to this document.

Associate will remain obligated to comply with all Company rules, policies, practices and procedures, including any and all Policies contained in the Company’s Associate Reference Guide (“ARG”) as amended from time-to-time. In the event of a conflict between this Agreement and the ARG, the ARG shall govern.

Signature:
Date:	Rick Beckwitt Chief Executive Officer
Lennar Corporation

LENNAR CORPORATION

2020 BONUS OPPORTUNITY

SR. CORPORATE MANAGEMENT ASSOCIATES

NAME	DEPARTMENT	ASSOCIATE ID#	MAX AWARD OPPORTUNITY [1]
Jeff McCall	LTS, Cyber Security, HR & Facilities Management	207613	200% of base salary

The following are measured to determine % of salary paid out:

PERFORMANCE CRITERIA [2]	PERFORMANCE LEVELS/ MAX BONUS OPPORTUNITY
	THRESHOLD	% OF BASE SALARY

Departmental Budget Management:

Budget includes the sum of IT, HR and Cyber Security cost centers. Actual performance excludes non-recurring events like severance, expansion of previously unbudgeted training programs, etc.

	Good Very Good Excellent	25% of salary: 104% to 101% of aggregate budget spend 40% of salary: 101% to 99% of aggregate budget 50% of salary: < 99% of aggregate budget

Development and Implementation of strategic digital enhancement tools Examples of digital enhancement tools include: Common Data Model, Digital Lead Conversion Funnel, Lead Scoring, etc.	Good Very Good Excellent	25% of salary: Hiring of Chief Growth Officer (or similar title/role) 40% of salary: Rollout of one digital engagement tool 50% of salary: Rollout of 2 or more digital enhancement tools

Expansion of Inclusion and Diversity program/Launch of national training initiatives	Good Very Good Excellent	25% of salary: Design and launch program 40% of salary: Complete 1 – 2 Company-wide activities 50% of salary: Complete >2 Company-wide activities

ADDITIONAL BONUS POTENTIAL:	2020 Outperformance Goals for Reference Below (up to 50% of salary)
Based on Achievement of Outperformance Goals	• Overall corporate leadership • Leading/tracking/prioritizing Unify & Simplify initiatives • Operational Reporting Enhancements/improvements • Contribution to other strategic initiative

TOTAL [1]		Up to 200% of base salary

[1]

The 2020 Max Award Opportunity is intended to encourage superior performance and achievement of the Company’s strategic business objectives. The bonus (if any) awarded under this plan may be adjusted at the sole discretion of the Compensation Committee of the Board of Directors, based on its assessment of the quantitative and qualitative performance of the Associate. Factors that may cause an adjustment include, but are not limited to, a comparison of the Associate’s performance to others in the program, economic or market considerations, etc.

[2]	The CEO may adjust the weightings for the performance criteria at his sole discretion.

PAYMENTS

•

The payment of any bonus earned under this Agreement shall be made no later than April 15th of the year following the fiscal year to which the bonus calculation applies, or if such day is not a business day, the next business day.

•

Associate must be a full-time active employee of the Company in good standing on the date of payment to earn any bonus compensation under this Agreement. No bonus will be paid or earned after Associate’s employment ends (for any reason), regardless of whether termination was voluntary or involuntary.

Participation in this 2020 Bonus Opportunity program or receipt of any Bonus or other compensation, shall not entitle Associate to remain in the employ of the Company. Employment of Associate is at-will.

Associate affirms that the Alternative Dispute Resolution Policy (the “Policy”) set forth in Section 1.8 of the Associate Reference Guide shall apply to and govern all disputes 1) under this Bonus Opportunity and 2) related to Associate’s employment. The Policy is incorporated herein in its entirety.

Associate also understands and agrees that for twelve (12) months following termination of Associate’s employment with Lennar, Associate will not, directly or indirectly, employ or offer employment to any Lennar Associate or solicit, recruit, influence or encourage any Lennar Associate to terminate his or her employment with Lennar. Lennar Associate shall mean any person who is, or who during the three (3) month period prior to such time had been, an employee of Lennar.

The compensation awarded under this agreement is subject to clawback, reimbursement and/or cancellation pursuant to the terms of the Lennar Compensation Clawback Policy.

The Bonus Opportunity will be adjusted annually to be in alignment with Company goals. The Company and Associate acknowledge and agree that bonuses are not automatic, but are awarded for individual performance, not just excellent market conditions. Therefore, the Compensation Committee of the Board of Directors may reduce any bonus amount at its sole discretion under any circumstance, and all such decisions will be final and binding. Receiving bonus compensation under this agreement does not indicate or suggest that Associate will receive, or will be entitled to, any additional bonus compensation at any time.

This document constitutes the entire agreement between the Company and Associate with respect to bonus compensation and other matters stated herein; and supersedes and replaces all other agreements and negotiations, whether written or oral, pertaining to bonus compensation or any other matter stated herein. This document may not be amended unless done so in writing and signed by all signatories to this document.

Associate will remain obligated to comply with all Company rules, policies, practices and procedures, including any and all Policies contained in the Company’s Associate Reference Guide (“ARG”) as amended from time-to-time. In the event of a conflict between this Agreement and the ARG, the ARG shall govern.

Signature:
Date:	Rick Beckwitt Chief Executive Officer
Lennar Corporation